Exhibit 10.1

Corporate Administration 13760 Noel Road, Suite 830 Dallas, Texas 75240 Phone: (214) 378-8992 Fax: (214) 378-8437 www.digrec.com
August 18, 2009
Mr. Andrew D. Shiftan
Managing Director
Brooks, Houghton & Company, Inc.
444 Madison Ave., 25th Floor
New York, NY 10022
Re: Repayment $1,000,000 under Loan Agreement
Dear Andrew:
Confirming our email correspondence on this matter, DRI requests that the $1,000,000 repayment due on June 30, 2009 under the terms of the Loan Agreement dated June 30, 2008 (see paragraph 2.5 E), should we not complete the acquisition of the 50% equity interest in Mobitec Brasil Ltda. on or before June 30, 2009, be further extended from September 30, 2009 to October 31, 2009. This extension of time to complete the transaction is necessary to allow us to meet certain Brazilian legal and regulatory requirements prior to completion of the transaction.
Best regards,

/s/ David L. Turney
David L. Turney; Chairman, CEO and President
Agreed and Acknowledged:
BHC Interim Funding III, L.P.

By:	/s/ Gerald Houghton
Name:	Gerald Houghton
Title:	Managing Partner